SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 1998

                                 ARCH COAL, INC.
             (Exact name or registrant as specified in its charter)


   Delaware                     1-13105             43-0921172
(State or other             (Commission file      (I.R.S. Employer
jurisdiction of                number)                 ID No.)
incorporation)


               CityPlace One, Suite 300, St. Louis, Missouri 63141 (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (314) 994-2700


                                Page 1 of 4 pages

                             Exhibit Index on page 4


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Item 5.     Other Events.

            On July 22, 1998, Arch Coal, Inc. ("Arch Coal") announced that Ashland, Inc., the owner of approximately 55% of Arch Coal's outstanding common stock, pursuant to registration rights held by it under an April 4, 1997 Registration Rights Agreement, will register approximately 2.1 million common shares with the Securities and Exchange Commission for sale in an underwritten public offering.

            A copy of Arch Coal's July 22, 1998 press release is filed herewith as an exhibit and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

            (c) Exhibits. The following exhibit is filed as part of this Current Report on Form 8-K:

      Description                         Exhibit No.
      -----------                         -----------

      Press Release dated                 99.1
      July 22, 1998


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                                   SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                           ARCH COAL, INC.
                                           (Registrant)


                                     BY:   /s/ Jeffry N. Quinn
                                           ------------------------------
                                           Jeffry N. Quinn
                                           Senior Vice President -
                                           Law & Human Resources,
                                           Secretary and General Counsel


                                     DATE:  July 22, 1998



                                Page 3 of 4 pages


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                                  EXHIBIT INDEX



Exhibit Number          Description
--------------          -------------------------
99.1                    Press Release dated
                        July 22, 1998






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